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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): May 7, 2001


                                Raytheon Company
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-12591                  95-1778500
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)



           141 Spring Street
        Lexington, Massachusetts                          02421
(Address of Principal Executive Offices)               (Zip Code)



                                (781) 862-6600
             (Registrant's telephone number, including area code)


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


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:    None

(b)  Pro Forma Financial Information:     None

(c)  Exhibits:

    EXHIBIT NO.   DESCRIPTION
    -----------   --------------------------------------------------------------
      25.1        Statement of Eligibility on Form T-1 under the Trust Indenture
                  Act of 1939 for The Bank of New York, as trustee under the Indenture, dated as of July 3. 1995, as supplemented by a supplemental indenture, to be dated as of May 9, 2006, between the Registrant and The Bank of New York (the "Indenture") pursuant to which the Registrant is to issue 7.00%
                  Subordinated Notes due 2006.

      25.2 Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 for The Bank of New York as guarantee trustee under the Guarantee Agreement, to be dated as of May 9, 2001, between the Registrant and The Bank of New York.

      25.3 Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 for The Bank of New York as trustee under the Amended and Restated Declaration of Trust, to be dated as of May 9, 2001 pursuant to which RC Trust I is to issue its Preferred Securities.












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


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RAYTHEON COMPANY


                                     By:  /s/ THOMAS D. HYDE
                                         --------------------------------------
                                         Name:  Thomas D. Hyde
                                         Title: Vice President and
                                                General Counsel



Date:  May 7, 2001

















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


                                  EXHIBIT INDEX

    EXHIBIT NO.   DESCRIPTION
    -----------   -----------
      25.1        Statement of Eligibility on Form T-1 under the Trust Indenture
                  Act of 1939 for The Bank of New York, as trustee under the Indenture, dated as of July 3. 1995, as supplemented by a supplemental indenture, to be dated as of May 9, 2006, between the Registrant and The Bank of New York (the "Indenture") pursuant to which the Registrant is to issue 7.00%
                  Subordinated Notes due 2006.

      25.2 Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 for The Bank of New York as guarantee trustee under the Guarantee Agreement, to be dated as of May 9, 2001, between the Registrant and The Bank of New York.

      25.3 Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939 for The Bank of New York as trustee under the Amended and Restated Declaration of Trust, to be dated as of May 9, 2001 pursuant to which RC Trust I is to issue its Preferred Securities.















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